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                                                                   Exhibit 10.16

                      JOINDER AGREEMENT TO PLEDGE AGREEMENT

        The undersigned hereby agrees, effective as of the date hereof, to become a party to that certain Amended and restated Pledge Agreement dates as of March 27, 2001 (as amended, supplemented or otherwise modified from time to time, the "Pledge Agreement", capitalized terms defined therein being used herein as therein defined) by and among Allbritton Communications Company, Fleet National Bank, as Agent, and the other parties thereto, and that further agrees that for all purposes of the Pledge Agreement, the undersigned shall be included within the terms "Pledgor" and "Pledged Share Issuer".


                                           ACC LICENSEE, INC.


                                           BY: /s/ Stephen P. Gibson
                                               --------------------------------
                                               Name:  Stephen P. Gibson
                                               Title: Chief Financial Officer

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